Exhibit 32.1

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

In connection with the annual report of Millennium Sustainable Ventures Corp. (the “registrant”) on Form 10-K for the period ending December 31, 2021 as furnished with the Securities and Exchange Commission on the date hereof (the “Report”), I, David H. Lesser, Chairman, Chief Executive Officer, Chief Financial Officer, Secretary and Treasurer, certify, to the best of my knowledge, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the registrant.

/s/ David H. Lesser
David H. Lesser
Chairman, CEO, CFO, Secretary and Treasurer
(Principal executive officer and principal financial officer)

Date: March 15, 2022